UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2016 (January 6, 2016)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On January 7, 2016, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into an unsecured term loan facility (the “Term Loan Facility”) with a group of seven lender banks on terms and conditions set forth in the Term Loan Agreement dated as of January 7, 2016 (the “Term Loan Agreement”) among the Operating Partnership, as borrower, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers, Bank of American, N.A. (“BOA”), as administrative agent, JPMorgan Chase Bank, N.A. (“JPMC”), Wells Fargo Bank, N.A. (“WFB”) and Capital One, National Association, as syndication agents, U.S. Bank National Association (“USB”), as documentation agent, and PNC Bank, National Association, and Citibank, N.A., as other lenders (collectively, the “Lenders”). The General Partner is the guarantor of the obligations of the Operating Partnership under the Term Loan Agreement.

The Term Loan Agreement provides for loans or other extensions of credit to the Operating Partnership in the initial principal amount of $350 million (expandable to $400 million).  The Term Loan Agreement matures in January 2019 with two one-year extension options, subject to the payment of a 15 basis point fee for each extension.  The interest rate for the Term Loan Facility is currently 140 basis points over the London Inter-Bank Offered Rate (“LIBOR”). The interest rate is subject to adjustment on a sliding scale based on a change in the Operating Partnership’s unsecured debt ratings, or at the Operating Partnership’s option, a defined leverage ratio. There is no premium or penalty associated with full or partial prepayment of the Term Loan Facility.

In connection with the Term Loan Facility, on January 6, 2016 the Operating Partnership entered into interest rate swap arrangements with certain of the Lenders and Comerica Bank (collectively, the “Swap Counterparties”) pursuant to International Swaps and Derivatives Association, Inc. 2002 Master Agreements between the Operating Partnership and the Swap Counterparties (the “Swap Agreements”) to fix the floating rate under the Term Loan Facility by fixing LIBOR at 1.455 percent through January 2021 (the end of the second of the two extension options). These Swap Agreements will provide for a current fixed rate of 2.855 percent for borrowings under the Term Loan Facility.

The Term Loan Agreement includes certain restrictions and covenants which limit, among other things the incurrence of additional indebtedness, the incurrence of liens and the disposition of real estate properties (to the extent that: (i) such property dispositions cause the Operating Partnership to default on any of the financial ratios of the Term Loan Facility (described below), or (ii) the property dispositions are completed while the Operating Partnership is under an event of default under the Term Loan Facility, unless, under certain circumstances, such disposition is being carried out to cure such default), and which require compliance with financial ratios relating to the maximum leverage ratio (60 percent), the maximum amount of secured indebtedness (40 percent), the minimum amount of fixed charge coverage (1.5 times), the maximum amount of unsecured indebtedness (60 percent), the minimum amount of unencumbered property interest coverage (2.0 times) and certain investment limitations (generally 15 percent of total capitalization).  If an event of default has occurred and is continuing, the Operating Partnership will not make any excess distributions except to enable the General Partner to continue to qualify as a REIT under the Internal Revenue Code of 1986, as amended.

The Term Loan Agreement also contains customary events of default, including among others, nonpayment of principal, interest, fees or other amounts; material inaccuracy of representations; violation of covenants; and certain bankruptcy events.  If an event of default occurs and is continuing under the Term Loan Agreement, the entire outstanding balance under the Term Loan Agreement may become immediately due and payable.

The Operating Partnership intends to use the proceeds from the Term Loan Facility to repay $200 million principal amount of the Operating Partnership’s 5.80% notes at maturity on January 15, 2016, to repay outstanding borrowings under its $600 million unsecured revolving credit facility, and the balance for general corporate purposes and working capital.

In connection with the Term Loan Agreement, the Operating Partnership paid an aggregate of approximately $2.6 million in arrangement, upfront and administrative fees to the Lenders.

Copies of the Term Loan Agreement and the General Partner’s press release announcing the Term Loan Agreement are filed as Exhibits 10.1 and 99.1 hereto and are incorporated herein by reference.  Copies of the Swap Agreements are filed as Exhibits 10.2 to 10.6 and are incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Term Loan Agreement dated as of January 7, 2016 among Mack Cali Realty, L.P., as borrower, Mack-Cali Realty Corporation, as guarantor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers and joint bookrunners, Bank of American, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Capital One, National Association, as syndication agents, U.S. Bank National Association, as documentation agent, and the several Lenders party thereto, as lenders.

10.2	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of December 30, 2015 by and between Capital One, National Association and Mack-Cali Realty, L.P.

10.3	International Swaps and Derivatives Association, Inc. 2002 Master Agreement

dated as of January 4, 2016 by and between Citibank, N.A. and Mack-Cali Realty, L.P.

10.4	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of January 6, 2016 by and between Comerica Bank and Mack-Cali Realty, L.P.

10.5	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of January 5, 2016 by and between PNC Bank, National Association and Mack-Cali Realty, L.P.

10.6	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of December 21, 2015 by and between U.S. Bank National Association and Mack-Cali Realty, L.P.

99.1	Press Release of Mack-Cali Realty Corporation dated January 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 7, 2016	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 7, 2016	By:	/s/ Anthony Krug
Anthony Krug
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Term Loan Agreement dated as of January 7, 2016 among Mack Cali Realty, L.P., as borrower, Mack-Cali Realty Corporation, as guarantor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities LLC as joint lead arrangers and joint bookrunners, Bank of American, N.A., as administrative agent, JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A. and Capital One, National Association, as syndication agents, U.S. Bank National Association, as documentation agent, and the several Lenders party thereto, as lenders.

10.2	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of December 30, 2015 by and between Capital One, National Association and Mack-Cali Realty, L.P.

10.3	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of January 4, 2016 by and between Citibank, N.A. and Mack-Cali Realty, L.P.

10.4	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of January 6, 2016 by and between Comerica Bank and Mack-Cali Realty, L.P.

10.5	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of January 5, 2016 by and between PNC Bank, National Association and Mack-Cali Realty, L.P.

10.6	International Swaps and Derivatives Association, Inc. 2002 Master Agreement dated as of December 21, 2015 by and between U.S. Bank National Association and Mack-Cali Realty, L.P.

99.1	Press Release of Mack-Cali Realty Corporation dated January 7, 2016.